REVENUE AND COST OF SALES (Tables)	12 Months Ended
Dec. 31, 2019
Revenue And Cost Of Sales
Schedule of Revenue
	2019	2018	2017
Concentrate sales	$31,417	$34,551	$33,327
Provisional pricing adjustments	329	(435)	32
	$31,746	$34,116	$33,359

Schedule of Cost of Sales
	2019	2018	2017
Production costs	$27,949	$24,619	$19,418
Inventory net realizable adjustment	387	-	-
Depreciation and depletion	3,680	3,231	2,688
	$32,016	$27,850	$22,106